UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2007

WHITTIER ENERGY CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	000-30598	20-0539412
(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

333 CLAY STREET, SUITE 700

HOUSTON, TEXAS 77002

(Address of Registrant’s Principal Executive Offices)

(713) 850-1880

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On January 10, 2007, Whittier Energy Corporation (the “Company”) issued a press release announcing the approval of the Company’s 2007 capital expenditure budget and the Company’s estimated proved reserves as of September 30, 2006. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Item 9.01  Financial Statements and Exhibits.

(d)                     Exhibits.

Exhibit No.	Description
99.1	Press release dated January 10, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITTIER ENERGY CORPORATION

Date: January 10, 2007	By:	/s/ Geoffrey M. Stone
Geoffrey M. Stone
Vice President of Finance and
Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated January 10, 2007.